SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM 8-K/A
                                  (AMENDMENT NO. 1)

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported): June 30, 1995



                             DENTSPLY International Inc.
                (Exact name of registrant as specified in its charter)

                Delaware                 0-16211           39-1434669
          (State or other              (Commission       (I.R.S. Employer
          jurisdiction of               File Number)     Identification No.)
          incorporation)


          570 West College Avenue, P. O. Box 872, York, PA  17405-0872
          (Address of principal executive offices)          (Zip Code)


           Registrant's telephone number, including area code: 717-845-7511





























                                    Page 1 of 16 pages.







          Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Business Acquired.

               Report to the Directors of DENTSPLY International Inc. in respect of Maillefer Instruments S.A., Ballaigues
               -------------------------------------------------

               We have examined the financial statements of Maillefer Instruments S.A. presented by the Board of Directors for the year ended December 31, 1994 in accordance with the provisions of Swiss law. Our examination was conducted in accordance with auditing standards promulgated by the profession in Switzerland, which comply substantially with auditing standards generally accepted in the United States of America. We confirm that we meet the legal requirements concerning professional qualification and independence.

               Based on our examination, we conclude that the financial statements are in accordance with generally accepted accounting principles in Switzerland, which differ from those generally accepted in the United States of America.

               KPMG Klynveld Peat Marwick Goerdeler SA




               /s/  Dan M. Rees                   /s/  John Campbell
               -------------------                ---------------------
                                 Auditors in Charge

               Geneva, August 19, 1995

               Enclosures:
               Financial Statements consisting of
               - Balance Sheet
               - Income Statement
               - Notes to the Financial Statements

                                                  Maillefer Instruments S.A.



               Balance Sheet as at December 31,         1994        1993
               -------------------------------------------------------------
                                                        SFr.        SFr.

               ASSETS

               Fixed assets

               Land and buildings                   10,031,000   10,328,000
               Improvements                            935,000    1,550,000
               Machinery                             2,094,000    2,205,000
               Tools and materials                           1            1
               Office equipment                         64,000       85,000
               Computer equipment                      545,000      692,000
               Vehicles                                 52,000       29,000
               Investments in affiliates               205,000      250,000
                                                    ----------   ----------
                                                    13,926,001   15,139,001
                                                    ----------   ----------



               Current assets

               Inventory                             9,930,500   10,953,500
               Trade receivables                    11,010,478   11,214,946
               Other accounts receivable               276,239      310,528
               Receivable from stockholder             187,774      208,500
               Receivable from pension fund              3,201            -
               Debit balances included in payables         450        1,803
               Short-term investments                   77,000       77,000
               Cash                                     47,241       79,389
               Postal bank accounts                    313,126      237,060
               Bank accounts                         4,029,419      684,943
                                                    ----------   ----------
                                                    25,875,428   23,767,669
                                                    ----------   ----------
                                                    39,801,429   38,906,670
                                                    ==========   ==========

                                                  Maillefer Instruments S.A.


               Balance Sheet as at December 31,         1994        1993
               -------------------------------------------------------------
                                                        SFr.        SFr.

               LIABILITIES AND STOCKHOLDERS' EQUITY

               Liabilities

               Credit balances in receivables          307,921      623,739
               Trade accounts payable                1,094,793    1,070,708
               Intercompany payables                   146,448      129,281
               Other accounts payable                3,336,704    2,736,332
               Due to foundation for personnel               -      530,185
               Pension fund liabilities                312,367      873,923
                                                    ----------   ----------
                                                     5,198,233    5,964,168
                                                    ----------   ----------

               Provision for exchange losses           103,000            -
               Allowance for doubtful receivables      990,000      997,000
                                                    ----------   ----------
                                                     1,093,000      997,000
                                                    ----------   ----------
               Total liabilities                     6,291,223    6,961,168
                                                    ----------   ----------

               Stockholders' equity

               Common stock                            360,000      360,000
               Legal reserve                         2,335,000    2,065,000
               Other reserves                       23,600,000   23,400,000
               Retained earnings brought forward     2,950,502    2,990,945
               Profit for the year                   4,264,694    3,129,557
                                                    ----------   ----------
                                                    33,510,196   31,945,502
                                                    ----------   ----------
                                                    39,801,429   38,906,670
                                                    ==========   ==========

                                                  Maillefer Instruments S.A.


               Income Statement for the year ended
               December 31,                             1994        1993
               -------------------------------------------------------------
                                                        SFr.        SFr.

               Sales                                53,652,018   48,086,405
               Interest and other financial income     102,712      177,731
               Gain on disposal of machinery            55,000            -
               Release of allowance for doubtful
                receivables                              7,000            -
                                                    ----------   ----------
                                                    53,816,730   48,264,136
                                                    ----------   ----------

               Raw materials and other goods         7,609,760    5,396,451
               Personnel costs                      23,902,515   21,716,388
               Production costs                      4,717,557    4,399,675
               Building costs                          727,599      669,516
               Administrative expenses               1,247,906      984,359
               Taxation                              1,845,558    1,861,774
               Research costs                          207,240      239,502
               Vehicle costs                            73,213       67,563
               Selling expenses                      6,028,075    5,831,318
               Depreciation                          3,192,613    3,789,033
               Allowance for doubtful receivables            -      179,000
                                                    ----------   ----------
                                                    49,552,036   45,134,579
                                                    ----------   ----------
               Profit for the year                   4,264,694    3,129,557
                                                    ==========   ==========


               Reconciles to balance sheet as follows:

               Profit for the year                   4,264,694    3,129,557
               Opening retained earnings             6,120,502    7,260,945
               Transfer to legal and other reserves   (470,000)  (1,750,000)
               Dividend in respect of prior year    (2,700,000)  (2,520,000)
                                                    ----------   ----------
               Retained earnings per balance sheet   7,215,196    6,120,502
                                                    ==========   ==========

                                                  Maillefer Instruments S.A.


               Notes to the Financial Statements for
               the year ended December 31,              1994        1993
               -------------------------------------------------------------
                                                        SFr.        SFr.

               1  Fire Insurance Value of Fixed
                  Assets

                  Buildings, classified as lot
                  No. 108 for Swiss insurance
                  purposes                          31,749,846   30,793,870

                  Machinery, improvements, tools,
                  materials, and equipment          58,457,760   58,457,760
                                                    ----------   ----------
                                                    90,207,606   89,251,630
                                                    ==========   ==========

               2  Securities Granted to Secure Own
                  Liabilities

                  Two mortgates of SFr. 400,000
                  each over the Company's buildings
                  as security for an unutilised
                  credit facility of SFr. 2 million
                  granted by the Banque Cantonale
                  Vaudoise                             800,000      800,000
                                                    ==========   ==========

               3  Liabilities Towards the Pension
                  Fund and the Foundation for
                  Personnel

                  Pension Fund                         312,367      873,923
                  Foundation for Personnel                   -      530,185
                                                    ----------   ----------
                                                       312,367    1,404,108
                                                    ==========   ==========

               4  Significant Investments in
                  Affiliates

                  60 nominative shares in Manuplast
                  SA, Ballaigues, each with a
                  nominal value of SFr. 1,000
                  representing a 50% stockholding.
                  Total nominal value of the
                  shares held:                         120,000      120,000
                                                    ==========   ==========

                                                  Maillefer Instruments S.A.


               Notes to the Financial Statements for
               the year ended December 31,              1994        1993
               -------------------------------------------------------------
                                                        SFr.        SFr.

               4  Significant Investments in
                  Affiliates (continued)

                  165 (193: 210) nominative shares
                  in SI du Champ des Echelles SA,
                  Ballaigues, each with a nominal
                  value of SFr. 1,000 representing
                  a 31.1% (1993: 39.6%) stock-
                  holding.  Total nominal value
                  of the shares held:                  530,000     530,000
                                                    ==========   ==========

               Generally Accepted Accounting Principles (GAAP)
               Reconciliation

               The financial statements of Maillefer Instruments S.A. (Maillefer) have been prepared in accordance with Switzerland's statutory accounting principles which differ substantially from U.S. generally accepted accounting principles (U.S. GAAP) in the following respects.

               -  Balance Sheet

                  Accounting for Property, Plant and Equipment
                  --------------------------------------------

                  -  Land and Buildings

                     Maillefer did not record the cost of land and buildings separately. Under U.S. GAAP, land is not depreciated. Land and buildings were depreciated in the statutory financial statements at 7% of the prior year's net asset value. DENTSPLY computes depreciation by the straight-line method over the estimated useful life of buildings (generally 40 years). Land and buildings in Maillefer's balance sheet excludes significant material, labor, and related overhead costs associated with self-constructed assets that would be capitalized under U.S. GAAP. Such costs were expensed as incurred in the statutory financial statments.

                  -  Improvements

                     Improvements exclude significant in-house material, labor, and related overhead costs that would be capitalized under U.S. GAAP. Such costs were expensed as incurred in the statutory financial statements. Improvements were depreciated at 40% of the prior year's net asset value. DENTSPLY computes depreciation by the straight-line method over the estimated useful life of the assets, which may be up to 40 years.

                  -  Machinery

                     Approximately 85% of the machinery and equipment used in manufacturing operations is internally constructed. Machinery excludes significant material, labor, and related overhead costs associated with internally constructed assets that would be capitalized under U.S. GAAP. Such costs were expensed as incurred in the statutory financial statements. Machinery was depreciated at 40% of the sum of the prior year's net asset value plus the cost of current year additions. DENTSPLY computes depreciation by the straight-line method over the estimated useful life of the assets (8
                     - 15 years).

                  Investments in Affiliates
                  -------------------------

                  Maillefer owns 50% of the issued share capital of Manuplast S.A. and Societe Immobiliere des Champs Echelles S.A. and exercises control over both subsidiaries. These investments were stated at cost in the statutory financial statements. Under U.S. GAAP the accounts of these subsidiaries would be consolidated.

                  Inventory
                  ---------

                  Inventory as reported in the statutory financial statements is substantially less than would be reported under U.S. GAAP. Significant manufacturing overhead was not included in the cost of inventory. Such costs were expensed as incurred in the statutory financial statements. Inventory was stated net of reserves that substantially exceed the reserves that would be required under U.S. GAAP to value inventory at the lower of cost or market.

                  Trade Receivables
                  -----------------

                  An allowance for doubtful accounts was included in the Liabilities and Stockholders Equity section of the Balance Sheet. Under U.S. GAAP, the allowance for doubtful accounts would be reflected as a reduction of trade accounts receivable.

                  Legal Reserve/Other Reserves
                  ----------------------------

                  In the statutory financial statements, legal and other reserves were reclassified from retained earnings based on requirements under Swiss law. These reclassifications would not be made under U.S. GAAP.

               -  Income Statement

                  In the statutory financial statements, the Income Statement for Maillefer was an itemized list of revenue and expenses. Classification of revenue and expenses was significantly different from that under U.S. GAAP. Significant differences between the statutory financial statements and U.S. GAAP include the following.

                  - Raw materials and other goods includes costs such as raw materials, purchased components and packaging materials that would, under U.S. GAAP, be included in cost of inventory sold.

                  - Personnel costs include significant wages that would, under U.S. GAAP, be included in the cost of inventory or property, plant and equipment additions during the year.

                  - Production costs would, under U.S. GAAP, be capitalized and included in inventory.

                  - Taxation - Deferred taxation was not recognized in the statutory financial statements. Tax returns conform to the statutory financial statements so that temporary or permanent differences do not exist. Under U.S. GAAP, income taxes would be recorded in accordance with FAS 109.

                  - Depreciation expense was significantly different in the statutory financial statements due to differences in accounting for property, plant and equipment.

                  - Pension Expense - Maillefer operates a pension plan which has certain of the characteristics of a defined benefit plan. Amounts contributed to the pension plan were expensed in the statutory financial statements. At December 31, 1994, plan assets exceeded the projected benefit obligations computed under U.S. GAAP (FAS 87).

               An income statement under U.S. GAAP would vary significantly mainly due to the major differences in the method of valuing inventory and the rules used to capitalize building improvements and machinery and equipment.

               -  Notes to Maillefer Financial Statements

                  Under U.S. GAAP the following topical footnotes with appropriate disclosures would have been provided:

                  - Significant Accounting Policies
                  - Inventories
                  - Property, Plant and Equipment
                  - Accrued Liabilities
                  - Stockholders' Equity
                  - Income Taxes
                  - Benefit Plans
                  - Commitments and Contingencies
                  - Related Party Transactions

          (b)  Pro Forma Financial Information.

               In June 1995, DENTSPLY International Inc. ("the Company") acquired approximately 96% of the capital stock of Maillefer Instruments, S.A. (Maillefer). The accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1995 gives effect to the purchase of Maillefer by the Company (the Transaction) assuming that the Transaction was consummated on March 31, 1995. The related Pro Forma Condensed Consolidated Statements of Income for the three months ended March 31, 1995 and for the year ended December 31, 1994 have been prepared assuming that the Transaction was consummated on January 1, 1994. The Pro Forma Financial Information has been based upon certain assumptions and preliminary estimates which are subject to change.

               The historical financial information for Maillefer has been restated in accordance with the adjustments outlined in Part (a) of this Form 8-K/A in order to reflect the balance sheet and statements of income in accordance with generally accepted accounting principles recognized in the United States.

               The Pro Forma Financial Information should be read in conjunction with the historical financial statements of the Company and Maillefer. This information does not purport to be indicative of the results that would have occurred if the Transaction had been consummated on the dates indicated, nor of the results that may be obtained in the future.

                                                         DENTSPLY INTERNATIONAL INC.
                                          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                                March 31, 1995
                                                                (in thousands)


                                                  ------As Reported-----          -Pro Forma Adjustments-          Consolidated
                                                  DENTSPLY     Maillefer             Debit      Credit              Pro Forma
                                                  --------     ---------            -------     ------             ------------
     ASSETS
     Current assets:
      Cash and cash equivalents                   $  3,430      $  4,858            $           $                    $  8,288
      Accounts and notes receivable-
       trade, net                                   84,112        10,418                          (1,614) (d)          92,916
      Inventories                                   97,098        26,775               3,371              (b)         127,244
      Deferred income taxes                          5,710          -                                                   5,710
      Prepaid expenses and other current
       assets                                        8,968         1,170                                               10,138
      Net assets of discontinued operations          6,629          -                                                   6,629
                                                  ----------------------                                             --------

         Total Current Assets                      205,947        43,221                                              250,925

     Property, plant and equipment, net             95,386        37,463              25,117              (b)
                                                                                                 (18,956) (c)         139,010
     Other noncurrent assets, net                   21,350            68               4,742              (b)
                                                                                                  (1,441) (c)          24,719
     Identifiable intangible assets, net            32,840          -                  2,031              (b)
                                                                                                    (609) (c)          34,262
     Cost in excess of fair value of
      net assets acquired, net                     140,781          -                                                 140,781

     Investment in subsidiary                         -             -                 65,783              (a)
                                                                                                 (16,018) (b)
                                                                                      20,676              (c)
                                                                                                 (70,441) (f)            -
                                                  ----------------------                                             --------
     Total Assets                                 $496,304      $ 80,752                                             $589,697
                                                  ======================                                             ========


                                                                     12






     LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities:
      Accounts payable and accrued liabilities    $ 63,408     $  3,887             $           $  5,023  (b)        $
                                                                                        (330)             (c)
                                                                                      (1,614)             (d)          70,374
      Income taxes payable                          22,840        1,477                 (464)             (b)          23,853
      Notes payable and current portion
       of long-term debt                            30,389        1,065                            6,067  (a)          37,521
                                                  ---------------------                                              --------
         Total Current Liabilities                 116,637        6,429                                               131,748
     Long-term debt                                 31,141         -                              59,716  (a)          90,857
     Deferred income taxes                          25,282         -                              14,684  (b)          39,966
     Other liabilities                              44,474         -                                                   44,474
                                                  ---------------------                                              --------
         Total Liabilities                         217,534        6,429                                               307,045
                                                  ---------------------                                              --------
     Minority interests in consolidated
      subsidiary                                      -             782                            3,103  (e)           3,885
                                                  ---------------------                                              --------
     Stockholders' equity:
      Common stock, $.01 par value; 100,000,000
       shares authorized; 27,845,288 and
       26,919,669 shares issued at December 31,
       1994 and June 30, 1995, respectively            278          318                  (13)             (e)
                                                                                        (305)             (f)             278
      Capital in excess of par value               180,046       70,976               (2,995)             (e)
                                                                                     (67,981)             (f)         180,046
      Retained earnings                            144,503        2,250                  (95)             (e)
                                                                                      (2,155)             (f)         144,503
      Cumulative translation adjustment              4,028           (3)                                                4,025
      Employee stock ownership plan reserve        (13,593)        -                                                  (13,593)
      Treasury stock, at cost, 1,067,200
       shares                                      (36,492)        -                                                  (36,492)
                                                  ---------------------                                              --------
         Total Stockholders' Equity                278,770       73,541                                               278,767
                                                  ---------------------                                              --------
     Total Liabilities and Stockholders' Equity   $496,304     $ 80,752                                              $589,697
                                                  =====================                                              ========
     See accompanying notes to unaudited consolidated condensed financial information.



                                                                     13







                                                         DENTSPLY INTERNATIONAL INC.
                                             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF INCOME
                                                      (in thousands, except per share)
                           ---------Three Months Ended March 31, 1995---------   ------------Year Ended December 31, 1994-----------
                                                   Pro Forma                                            Pro Forma
                           ----As Reported----    Adjustments      Consolidated  ----As Reported----    Adjustments     Consolidated
                           DENTSPLY  Maillefer   Debit   Credit      Pro Forma   DENTSPLY  Maillefer   Debit   Credit      Pro Forma
                           --------  ---------  ------   ------      ---------   --------  ---------  ------   ------      ---------
     Net sales             $133,105  $ 12,613  $(1,625) $        (g) $144,093    $524,758  $ 40,459  $(6,029) $        (g) $559,188
     Cost of products sold   66,670     8,133      440           (h)              267,034    25,715    2,395           (h)
                                                         (1,625) (g)                                           (6,029) (g)
                                                             (5) (i)                                     479           (i)
                                                    67           (j)   73,680                            244           (j)  289,838
                           ------------------                        --------    ------------------                        --------
     Gross profit            66,435     4,480                          70,413     257,724    14,744                         269,350
     Selling, general and
      administrative
      expenses               43,524     2,107                          45,631     160,324     7,275                         167,599
                           ------------------                        --------    ------------------                        --------
     Operating income from
      continuing operations  22,911     2,373                          24,782      97,400     7,469                         101,751
     Interest expense         1,606        15      743           (k)    2,364       7,999        34    3,394           (k)   11,427
     Interest income           (255)      (37)                           (292)     (1,527)      (68)                         (1,595)
     Other (income) expense,
      net                        48       138                             186        (734)      (40)                           (774)
                           ------------------                        --------    ------------------                        --------
     Income from continuing
      operations before
      income taxes           21,512     2,257                          22,524      91,662     7,543                          92,693
     Provision for income
       taxes                  8,540       654              (494) (l)    8,700      37,518     2,100            (2,663) (l)   36,955
     Minority interest         -           12       67           (m)       79        -          107      225           (m)      332
                           ------------------                        --------    ------------------                        --------
     Income from continuing
      operations           $ 12,972  $  1,591                        $ 13,745    $ 54,144  $  5,336                        $ 55,406
                           ==================                        ========    ==================                        ========
     Earnings per common
      share                   $0.48                                     $0.50       $1.95                                     $1.99

     Weighted average common
      shares outstanding     27,225                                    27,225      27,776                                    27,776








     See accompanying notes to unaudited consolidated condensed financial information.


                                                                     14













































                             DENTSPLY INTERNATIONAL INC.
                       NOTES TO UNAUDITED PRO FORMA CONDENSED
                         CONSOLIDATED FINANCIAL INFORMATION

     Explanation of adjustments relating to the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

          (a)  Record initial purchase transaction.
          (b) Record assigned fair values of the assets and liabilities of Maillefer.
          (c) Record allocation of the excess of the fair value of net assets acquired over the purchase price ("negative goodwill") to the non-current assets of Maillefer.
          (d) Record elimination of intercompany accounts receivable and accounts payable.
          (e)  Record minority interest in the net assets of Maillefer.
          (f)  Record elimination of investment in subsidiaries.

     Explanation of adjustments relating to the Unaudited Pro Forma Condensed Consolidated Statements of Income:

          (g) Record elimination of intercompany sales and cost of products sold.
          (h) Record additional cost of products sold resulting from the allocation of the purchase price to the fair value of Maillefer inventory.
          (i)  Record elimination of intercompany profit in inventory.
          (j) Record additional depreciation and amortization resulting from the allocation of the purchase price to the fair value of Maillefer intangible assets and property, plant, and equipment.
          (k) Record additional interest expense on debt incurred by DENTSPLY to effect the Transaction.
          (l)  Record income tax effect of pro forma adjustments.
          (m)  Record minority interests in income of Maillefer.

     Exchange rates expressed in US Dollars to Swiss Francs:

                                         Balance Sheet         Income Statement
                                         -------------         ----------------
          December 31, 1994              not applicable             .7328
          March 31, 1995                     .8842                  .8086


     (c)  Exhibits.
          ---------
          Number    Description
          ------    -----------
            2.1     Sales-Purchase Agreement, dated May 30, 1995 between
                    certain stockholders of Maillefer Instruments S.A., DENTSPLY Ltd. and DENTSPLY International Inc. as guarantor. (Previously filed.)

            27 Financial Data Schedule. Not required pursuant to instructions (i), (ii), and (vi) of Item 601(c)(1) of Regulation S-K.



                                            15







     Signatures
     __________


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DENTSPLY INTERNATIONAL INC.


      September 15, 1995           /s/  J. Patrick Clark
     --------------------          -----------------------------------
     Date                          J. Patrick Clark
                                   Vice President, Secretary and
                                   General Counsel









































                                            16